INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 12 - Income Taxes

The income tax provision (benefit) for the years ended December 31, 2013 and 2012 consists of the following:

	2013	2012
Current	$—	$—
Deferred
Federal (Israel)	(445,913)	(233,418)
State	—	—
Foreign	—	—
Change in Valuation Allowance	445,913	233,418

Income tax provision	$—	$—

The reconciliation between the Israeli income tax rate and the Company’s effective rate for the years ended December 31, 2013 and 2012 is as follows:

	2013	2012

Statutory tax rate	(25.0)%	(25.0)%

Change in valuation allowance	25.0	25.0%

	—%	—%

As of December 31, 2013 and 2012, the Company’s deferred tax assets consisted of the effects of temporary differences attributable to the following:

	2013	2012

Net loss carry forwards	679,330	233,418
Total Deferred Tax Asset	679,330	233,418
Less: valuation allowance	(679,330)	(233,418)

Total	$—	$—

As of December 31, 2013 and 2012, the Company had approximately $2,717,000 and $934,000, respectively, of net operating loss (“NOL”) carryovers available to offset future taxable income. Utilized losses may be carried over indefinitely.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realization of deferred tax assets, management considers, whether it is “more likely than not”, that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible.

ASC 740, “Income Taxes” requires that a valuation allowance be established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be realized. A review of all available positive and negative evidence needs to be considered, including the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies. After consideration of all the information available, management believes that uncertainty exists with respect to future realization of its deferred tax assets and has, therefore, established a full valuation allowance as of December 31, 2013 and 2012. As of December 31, 2013 and December 31, 2012, the change in valuation allowance was $445,913 and $233,418 respectively.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in Israel. Based on the Company’s evaluation, it has been concluded that there are no material uncertain tax positions requiring recognition in the Company’s financial statements for the years ended December 31, 2013 and 2012.

The Company’s policy for recording interest and penalties associated with unrecognized tax benefits is to record such interest and penalties as interest expense and as a component of selling, general and administrative expense, respectively. There were no amounts accrued for interest or penalties for the years ended December 31, 2013 and 2012. Management does not expect any material changes in its unrecognized tax benefits in the next year. The Company also files tax returns in Israel and is subject to examination by tax authorities beginning with the year ended December 31, 2011.